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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 4, 2005

                        Service Corporation International
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             (Exact name of registrant as specified in its charter)

               TEXAS                    1-6402-1              74-1488375
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   (State or other jurisdiction       (Commission         (I.R.S. Employer
         of incorporation)            File Number)       Identification No.)

             1929 Allen Parkway Houston, Texas              77019
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         (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code (713) 522-5141


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 4.02 (a) NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A
RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

On March 30, 2005, management of Service Corporation International (the "Company") concluded in consultation with the Company's Audit Committee that previously issued unaudited interim financial statements of the Company included in its Forms 10Q for the quarters ended March 31, 2004, June 30, 2004, and September 30, 2004, should no longer be relied upon due to errors included in such financial statements. Management and the Audit Committee have discussed this matter with the Company's independent registered public accounting firm.

The Company reflected the effects of the restatement of its 2004 interim periods in its 2004 Form 10K. The 2004 unaudited interim financial statements will be restated upon issuance of each of the respective 2005 Forms 10-Q. The restated amounts include adjustments made as a result of certain verifications of the following: (i) funeral and cemetery trust assets and funeral deferred revenues,
(ii) deferred preneed cemetery contract revenues, (iii) operating leases and
(iv) other various verification projects. A complete discussion of these adjustments is contained in Management's Discussion and Analysis of Financial Condition and Results of Operations in the Company's Form 10-K for the year ended December 31, 2004. The net effect of the restatement decreases formerly reported pretax income in the first three quarters of 2004 by $0.3 million on a combined basis. Additionally, the restatement did not have an impact on previously reported or current cash balances or net cash provided by operating activities.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 4, 2005                                  Service Corporation International

                                               By: /s/ Eric D. Tanzberger
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                                                   Eric D. Tanzberger
                                                   Vice President and
                                                   Corporate Controller